Exhibit 10.1

AMENDMENT TO REGISRTATION RIHGTS AGREEMENT

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), is entered into as of August 18, 2025 (the “Amendment Date”), by and between DevvStream Corp., an Alberta company (the “Company”), and Helena Global Investment Opportunities 1 Ltd., a Cayman Islands exempted company (“Helana”).

WHEREAS:

WHEREAS, the Company and Helana entered into that certain Registration Rights Agreement dated July 18, 2025 (the “Agreement”);

WHEREAS, the Agreement was made pursuant to the Securities Purchase Agreement, dated as of July 18, 2025, by and between the Company and Helena (the “Securities Purchase Agreement”); and

WHEREAS, the parties to the Agreement desire to amend the Agreement to provide an extension of time to file the Initial Registration Statement as set forth herein.

NOW THEREFORE, the Company and Helena hereby agree as follows:

1. Amendment to the Definition of Filing Deadline: The definition of the term “Filing Deadline” in Section 1(d) of the Agreement is hereby deleted and replaced in its entirety by the following:

“Filing Deadline” means: (i) with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), on or before August 25, 2025; and (ii) with respect to any Subsequent Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the thirtieth (30th) calendar day following the sale of substantially all of the Registrable Securities included in the Initial Registration Statement or the most recent prior Subsequent Registration Statement, as applicable, or such other date as permitted by the SEC.

2. No Further Amendments. Except as expressly amended and restated hereby, the Agreement is in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein.

3. Effect of Amendment. Each party hereto shall be bound by the terms of this Amendment. From and after the execution of this Amendment by the parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended and restated hereby.

4. Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

5. Severability. Whenever possible, each provision or portion of any provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Amendment shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

6. Governing Law. This Amendment and all disputes or controversies arising out of or relating to this Amendment or the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Delaware.

7.Capitalized Terms. Capitalized terms used herein or in the Agreement hereto but not otherwise defined shall have the meanings ascribed to them in the Agreement or the Securities Purchase Agreement.

8. Headings. The headings used in this Amendment are inserted for purposes of convenience of reference only and shall not limit or define the meaning of any provisions of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Amendment to be duly executed as of the date first above written.

DEVVSTREAM CORP.

By: /s/ Sunny Trinh
Name:	Sunny Trinh
Title:	Chief Executive Officer

HELENA GLOBAL INVESTMENT OPPORTUNITIES 1 LTD.

By: /s/ Jeremy Weech
Name: Jeremy Weech
Title: Managing Partner